Annual Fund Operating Expenses - Small Cap Growth Fund - None	Sep. 28, 2021
Operating Expenses:
Management Fees	0.82%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.96%
Fee Waivers and/or Expense Reimbursements	0.08%	[1]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.88%	[1]

[1]	The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2022, so that the advisory fee payable by the Fund to VALIC equals 0.82% on the first $100 million of the Fund’s average daily net assets and 0.77% on average daily net assets over $100 million. This agreement will continue in effect from year to year thereafter and may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I. Pursuant to an Expense Limitation Agreement, VALIC has contractually agreed to reimburse the expenses of the Fund through September 30, 2022, so that the Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement do not exceed 0.88%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Expense Limitation Agreement will continue in effect from year to year thereafter unless terminated by the Board of Directors of VC I prior to any such renewal.